TRUSTEE INTERCREDITOR AGREEMENT


       THIS TRUSTEE INTERCREDITOR AGREEMENT ("Intercreditor Agreement") is entered into as of November 16, 1994, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, in its capacity as Trustee and Collateral Trustee under the below-defined Indenture (the "Trustee"), with reference to the following facts:

            A.   LIVE Home Video Inc., a Delaware corporation
("LHV"), certain other Borrowers and LIVE Entertainment Inc., a
Delaware corporation ("LIVE"), are indebted to Foothill pursuant to the Foothill Documents.

            B.   LIVE has issued $40,000,000 of Increasing Rate
Secured Senior Subordinated Notes due 1999 pursuant to the
Indenture. The obligations of LIVE under the Indenture are secured by a second priority Lien on the Stock Collateral pursuant to the Trustee Pledge Agreement, subject to the first priority Lien thereon of Foothill.

            C. The parties hereto desire to enter into this Intercreditor Agreement in order to clarify the relative priorities of the Liens on the Stock Collateral which have been or will be granted on such Stock Collateral pursuant to the Foothill Documents and the Indenture Documents, and to provide for the exercise or non-exercise of certain rights, remedies and options with respect to the Stock Collateral by the parties hereto.

            NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

            1. Definitions. As used herein, the following terms shall have the meanings set forth below:

            "Affiliate" shall mean, when applied to any Person,
(a) any director or officer of that Person and any shareholder owning 10% (or more) of any class of equity securities of that Person; (b) any other Person directly or indirectly controlling, controlled by or under common control with that Person; (c) any director or officer of such other Person and any shareholder owning 10% (or more) of any class of equity securities of such other Person, and (d) any family member of any of the foregoing; and under no circumstance shall Foothill or any Affiliate of Foothill be deemed an Affiliate of any Obligor solely because of such relationship. For the purposes of this definition, the term "control" (and, with corresponding meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, shall mean ownership of ten percent (10%) (or more) of any class of equity securities of that Person or the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting Securities, by contract or otherwise. A general partner of a partnership shall be deemed to have "control" of that partnership.

            "Applicable Law" shall mean, with respect to any Person or its properties or operations, the applicable provisions of all
(a) constitutions, statutes, rules, regulations, orders, guidelines and requests of governmental authorities; (b) governmental permits and approvals; (c) orders, decisions, judgments and decrees of courts and arbitrators, and (d) deed restrictions and restrictive covenants affecting real property.

            "Borrowers" shall mean LHV, LIVE Film and Mediaworks Inc. (formerly known as International Video Productions Inc.), a California corporation, LIVE Entertainment International Inc., a Delaware corporation, LIVE America Inc., a Delaware corporation, and Vestron Inc., a Delaware corporation and such other Persons as become parties to Foothill Documents.

            "Collateral" shall mean all collateral now or hereafter pledged as security for the Foothill Obligations pursuant to the Foothill Documents, which includes, without limitation, the Stock
Collateral.

            "Collection, Enforcement or Credit Enhancement Activities" shall mean, with respect to any Person, any litigation, self help, judicial or non-judicial foreclosure, pre- or post-judgment remedy or any other activity, whether judicial or nonjudicial, undertaken by or on behalf of that Person with or without the consent of any of the Obligors, for the enforcement of that Person's rights or the improvement of that Person's collateral position or its prospects of being repaid in full the obligations owing or alleged to be owing by any of the Obligors to such Person when any such payments are otherwise due, including, without limitation, the commencement of litigation to enforce and/or collect the Foothill Obligations or the Indenture Obligations, the commencement of any involuntary case against any of the Obligors under the Bankruptcy Code, the taking of any guaranty, keep well or other similar arrangement not now in effect, the exercise of any right of set off, the taking of any additional collateral, the acceptance of any property, real or personal, in cancellation of all or part of any obligation, the requiring of an unscheduled partial payment on an obligation, the exercise of any right of subrogation or contribution, and the giving of any Payment Stoppage Notice (as defined in the Indenture) under the Indenture.

            "Foothill" shall mean Foothill Capital Corporation, a
California corporation, and its successors and assigns.

            "Foothill Documents" shall mean the Foothill Loan Agreement and all other "Loan Documents" (as defined in the Foothill Loan Agreement) heretofore or hereafter executed in connection with the Foothill Loan Agreement, in each case as originally executed and as the same may be amended, modified, supplemented and/or restated from time to time.

            "Foothill Loan Agreement" shall mean that certain Amended and Restated Loan and Security Agreement, dated as of November 14, 1994, as amended, among the Borrowers and Foothill, as the same may be amended, modified, supplemented and/or restated from time to time.

            "Foothill Obligations" shall mean (a) all Obligations (as defined in the Foothill Loan Agreement) arising under the Foothill Loan Agreement and the other Foothill Documents, whether such Obligations include principal, interest, costs, expenses, fees, charges, indemnities or otherwise and whether such amounts are due or not due, direct or indirect, absolute or contingent, and shall include, without limitation, all amounts which would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a) and including all interest accrued or accruing on any Foothill Obligation or under any Foothill Document after the commencement of any Reorganization, in accordance with and at the rate (including, without limitation, any rate applicable upon or default or any "overdue rate") specified in the agreement or instrument creating, governing or evidencing any of Foothill Obligations, whether or not pursuant to Applicable Law or otherwise the claim for such interest is allowed as a claim in such Reorganization, and (b) all obligations arising from any refinancing or refunding of any of the foregoing Obligations by any Person(s) regardless of the terms and conditions thereof.

            "Guarantors" shall mean LIVE and LIVE Ventures Inc., a Delaware corporation.

            "Indenture" shall mean that certain Indenture, dated as of September 1, 1992, as amended as of November 14, 1994, between LIVE and the Trustee with respect to $40,000,000 of Increasing Rate Secured Senior Subordinated Notes due 1999, as the same may be amended, modified, supplemented and/or restated from time to time with the prior written consent of Foothill.

            "Indenture Documents" shall mean the Indenture and the Trustee Pledge Agreement, and such amendments, modifications and/or restatements thereto which are consented to in writing by Foothill.

            "Indenture Obligations" shall mean the "Obligations" which are secured by, and as defined in, the Trustee Pledge
Agreement.

            "Lien" shall mean any mortgage, deed of trust, pledge, security interest, encumbrance, lien, charge of any kind or any other preferential arrangement in the nature of an encumbrance or security interest, including, without limitation any agreement to give any of the foregoing, any conditional sale or title retention agreement and any lease in the nature thereof (including without limitation, sale-leaseback transactions).

            "Obligors" shall mean the Borrowers and the Guarantors.

            "Person" shall mean any entity, corporation, company, association, joint venture, joint stock company, partnership, trust, organization, individual (including personal representatives, executors and heirs of a deceased individual), nation, state, government (including agencies, departments, bureaus, boards, divisions and instrumentalities thereof), trustee, receiver or liquidator.

            "Reorganization" shall mean, with respect to any Person,
(a) any distribution of the assets of that Person or entity upon any voluntary or involuntary dissolution, winding up, total or partial liquidation or reorganization, (b) any bankruptcy or other action pursuant to the United States Bankruptcy Code, insolvency, receivership or other statutory or common law proceeding or arrangement involving that Person, its properties or its operations, (c) any readjustment of the material obligations, individually or in the aggregate, of that Person, (d) any assignment for the benefit of creditors of that person or entity, or (e) any marshalling of the assets or obligations of that Person.

            "Stock Collateral" shall mean all of the issued and outstanding capital stock of LHV, together with all proceeds, dividends and products thereof, additions thereto and substitutions therefor, including, without limitation, all Common Stock Payments (as defined in the Trustee Pledge Agreement).

            "Termination Date" shall mean the date on which (a) all Foothill Obligations are indefeasibly paid in full in cash (or such other form of consideration as may be acceptable to Foothill) and
(b) the commitments under the Foothill Documents are terminated.

            "Trustee" shall mean American Stock Transfer & Trust
Company, in its capacity as Trustee and Collateral Trustee under the Indenture, and any successor thereto.

            "Trustee Pledge Agreement" shall mean that certain Pledge and Security Agreement, dated as of March 26, 1993, by and between LIVE, as pledgor, and the Trustee, as pledgee, as the same may be amended, modified and/or restated from time to time with the prior written consent of Foothill.

All other terms not otherwise defined herein or in the Foothill Loan Agreement relating to any Collateral or Lien shall have the meanings accorded to them under the Uniform Commercial Code in effect in the State of New York or other applicable jurisdiction.

            2.   Priority of Liens.

                 2.1 Notwithstanding (a) any contrary provision of any Foothill Document or Indenture Document; (b) the loss of priority by Foothill to any other creditors or claimants of any of the Obligors; (c) the invalidity of any Lien of Foothill on any of the Collateral, including, without limitation, the Stock Collateral; (d) any priority in time of creation, attachment or perfection of any Lien on the Collateral, including, without limitation, the Stock Collateral, in favor of Foothill, or (e) any provision of, or any filing or recording under, the Uniform Commercial Code of any state or any other applicable statute, rule or regulation of the United States, including, without limitation, the United States Copyright Act of 1976, as amended, any state thereof, their counties or municipalities or any other country or other applicable jurisdiction or any subdivision of any of the foregoing, the Trustee hereby agrees with Foothill that any Liens heretofore or hereafter granted to Foothill on the Stock Collateral shall be senior, superior and prior in operation and effect to any Liens heretofore or hereafter granted to the Trustee on the Stock Collateral regardless of the time LIVE, any of the other Obligors or Foothill acquired or shall acquire any rights to the Stock Collateral, and that any Liens heretofore or hereafter granted to the Trustee on the Stock Collateral shall be subordinate, junior and inferior to any Liens of Foothill on the Stock Collateral. The Trustee acknowledges and agrees that the Trustee has no security interest in the Collateral other than that portion of the Collateral which consists of the Stock Collateral. The Trustee agrees that if the Trustee is hereafter granted a security interest, pledge, Lien or other encumbrance in all or any part of the Collateral whether now owned or hereafter acquired by LIVE (with the prior written consent of Foothill), then any such security interest, pledge, Lien or other encumbrance shall be subordinate, junior and inferior to any Liens of Foothill on such additional collateral. Further, the Trustee represents and warrants to Foothill that the Liens of Foothill on the Stock Collateral do not violate any term or provision of any of the Indenture Documents. The Trustee shall not, whether in a Reorganization proceeding, any Collection, Enforcement or Credit Enhancement Activity or otherwise, challenge the validity, perfection or priority of the Liens of Foothill on the Collateral, including without limitation, the Stock Collateral, or challenge the relative priority thereof established by this Section 2.1.

                 2.2 The Trustee hereby agrees that the Trustee's subordination of its Liens on the Stock Collateral to the Liens of Foothill thereon shall be effective as of the date any such Lien of the Trustee attached or attaches and shall continue without termination until the Termination Date.

            3.   Priority of Payments.

                 The Trustee further hereby agrees that the Indenture Obligations are expressly junior and subordinate in right of payment to the prior indefeasible payment and performance in full in cash of the Foothill Obligations, in accordance with the provisions of Article Ten of the Indenture. The Trustee hereby agrees that the terms of such Article Ten are hereby incorporated herein by this reference as though set forth herein in full, in each case in favor of Foothill with respect to the Foothill Obligations.

                 The foregoing provisions shall not constitute a waiver by Foothill of the performance or observance by the Borrowers of any agreement of the Borrowers contained in any of the Foothill Documents.

            4.   Amendments to Underlying Documents.

                 4.1 The Trustee hereby agrees that, with or without notice to the Trustee or any holder of any of the securities of LIVE issued under the Indenture, Foothill may in any manner supplement, amend, modify, compromise, accelerate, extend or otherwise change the time or manner of payment of the Foothill Obligations; increase or otherwise change the principal amount of the Foothill Obligations, provided that the principal amount of the Foothill Obligations does not exceed $100,000,000; increase or reduce the rate of interest thereon or fees with respect thereto; amend or otherwise modify any Foothill Document, respectively;
enter into any agreement, approval or consent to any action on the part of any Obligor or any Affiliate or Subsidiary thereof (including, without limitation, the sale of the Stock Collateral or any portion thereof by any Obligor or any Affiliate or Subsidiary thereof); grant any waiver or forbearance of any provision of or any default under any Foothill Document, any Foothill Obligation or any security or guaranty now or hereafter held therefor; release or exchange any security held therefor; receive and hold additional security or guaranties for any Foothill Obligation; add or release any one or more obligors with respect to any Foothill Obligation;
or consent to any amendment or modification or change to any of the Foothill Documents or, except as provided in the Indenture, the Indenture Documents; provided that any such supplement, amendment, modification, compromise, acceleration, extension or change does not alter the status of the Foothill Obligations as Senior Debt (as defined in the Indenture) under the Indenture. No such supplement, amendment, modification, compromise, acceleration, extension of or change to, any Foothill Obligation or any Foothill Document; no increase or other change in the principal amount of the Foothill Obligations (except as provided above) or the rate of interest thereon or fees with respect thereto; no exercise or non-exercise by Foothill of any right thereby given to it; no dealing by Foothill with the Obligors or any of their Affiliates or Subsidiaries; no consent by Foothill to any action on the part of any Obligor or any Affiliate or Subsidiary thereof (including, without limitation, the sale of the Stock Collateral, or any portion thereof by any Obligor or any Affiliate or Subsidiary thereof); no waiver or forbearance of any provision of or any default under any Foothill Document; no change, impairment or suspension of any right or remedy of Foothill; and no consent to any amendment, modification or change to any of the Foothill Documents or the Indenture Documents shall in any way affect the seniority, superiority and priority of the Liens of Foothill on the Stock Collateral, and the Trustee waives any rights to the contrary.

                 4.2 The Trustee hereby agrees that, without the prior written consent of Foothill, which Foothill may grant or withhold in its sole and absolute discretion, the Trustee shall not
(a) amend the Indenture, the Trustee Pledge Agreement, or any other Indenture Document after the date hereof in any manner that would adversely affect the Foothill Obligations or the rights of Foothill, or (b) demand, accept, receive or retain (i) any direct or indirect additional collateral or security whatsoever for the Indenture Obligations except for the Stock Collateral, or (ii) any guarantee or other credit support.

            5.   Exercise of Rights.  Until the Termination Date:

                 5.1 Foothill shall be permitted and is hereby authorized to take any and all actions and to exercise any and all rights, remedies and options which it may have under the Foothill Documents or Applicable Law and to sell or otherwise realize upon the Collateral, including, without limitation, the Stock Collateral, or any portion thereof. The Trustee shall promptly execute any and all release documents as may be requested by Foothill in connection with any sale of the Stock Collateral or any portion thereof and hereby agrees that, except as provided in
Section 6 hereof, Foothill shall have no obligation, liability or responsibility to the Trustee in exercising any of its rights, remedies or options or otherwise in dealing in or with all or any part of the Foothill Obligations or the Collateral, including, without limitation, the Stock Collateral or any portion thereof. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of any event of default under the Foothill Documents, Foothill shall not be required to proceed against any of the Obligors, the Collateral or any other property which may be pledged and assigned to Foothill under the Foothill Documents or to pursue any other remedy before proceeding against the Stock Collateral.

                 5.2 Except as provided in Section 5.3(a) hereof, the Trustee shall not commence, join in or participate in any way or cause any other Person to commence, join in or participate in any way in any Collection, Enforcement or Credit Enhancement Activity against the Stock Collateral or the exercise of any of the rights, remedies or options which may be granted to it under any Indenture Document with respect to the Stock Collateral including, without limitation, exercise any voting rights or the right to receive any Common Stock Payments (as defined in the Trustee Pledge Agreement), as provided in Section 3 of the Trustee Pledge Agreement. The Trustee shall notify Foothill of the occurrence of any Default or Event of Default (as defined in the Indenture) in writing within ninety (90) days of the Trustee's knowledge thereof, but in any event, no later than notice thereof is delivered to the Holders (as defined in the Indenture) under the Indenture.
Foothill shall have no obligation to cure any such Event or Event of Default (as defined in the Indenture), and except as provided in
Section 5.3(a) hereof, no such acceleration shall permit the Trustee to commence, join in or participate in any way in any Collection, Enforcement or Credit Enhancement Activity against the Stock Collateral or exercise any of the rights, remedies or options which may be granted to it under any Indenture Document with respect to the Stock Collateral, including, without limitation, the exercise of any voting rights or the right to receive any Common Stock Payments (as defined in the Trustee Pledge Agreement), as provided in Section 3 of the Trustee Pledge Agreement.

                 5.3  Without limiting the generality of the
foregoing, Foothill may conduct any and all Collection, Enforcement or Credit Enhancement Activities against any of the Obligors and any of their Affiliates or Subsidiaries or with respect to the Collateral, including, without limitation the Stock Collateral, as it deems advisable, in its sole and absolute discretion, and the Trustee shall not (a) commence, join in or participate in any way, or cause any other Person to commence, join in or participate in any way in any Collection, Enforcement or Credit Enhancement Activity against any of the Obligors or any of their Affiliates or Subsidiaries (except any claim against LIVE for nonpayment of the Indenture Obligations commenced after expiration of the applicable Payment Stoppage Period (as defined in the Indenture), provided that the Trustee shall not be permitted to accept or receive payment of any judgment with respect thereto except in accordance with the terms of Section 3 hereof) or with respect to any of the Stock Collateral available to the Trustee, including, without limitation, exercise any rights under the Uniform Commercial Code of any jurisdiction, or (b) vote, in its capacity as secured creditor, in any Reorganization of LIVE or any Affiliate or Subsidiary thereof, in any manner which Foothill in its discretion, determines to be contrary to the interests of Foothill in the Stock Collateral, unless approved by Foothill in writing.

                 5.4 Except as provided in Section 5.3(a) hereof, the Trustee shall not interfere with, or invoke or utilize any Applicable Law that might prevent, cause a delay in or impede the performance or enforcement of, any right of Foothill under the Foothill Documents or the Indenture Documents. Moreover, the Trustee hereby agrees that it will not at any time take any action or exercise any right, at law, in equity or otherwise, so as to disturb, prevent or impede or otherwise interfere with the Stock Collateral.

                 5.5 All demands of performance, advertisements, notices of default, sale or retention, as well as the presence of the Stock Collateral or any portion thereof at any sale and the constructive possession of the Stock Collateral or any portion thereof by Foothill conducting any sale thereof are hereby specifically waived by the Trustee to the extent permitted by law, except only that Foothill shall give the Trustee ten (10) days' prior notice of the time and place of any public sale of the Stock Collateral, or the time after which a private sale of the Stock Collateral may be made, which notice the Trustee hereby agrees to be reasonable.

                 Furthermore, the Trustee agrees that the following shall be deemed commercially reasonable in compliance with
Section 9504(3) of the Uniform Commercial Code of any applicable jurisdiction: After the occurrence and during the continuance of an event of default under the Foothill Documents, Foothill may apply, set off, collect or sell in one or more sales the whole or any part of the Stock Collateral or any portion thereof in such order as Foothill elects; any such sale may be public or private and conducted at Foothill's place of business or at any other place deemed in good faith by Foothill to be commercially reasonable; any such sale may be either for cash, notes or property upon credit for future delivery, and at such price or prices as Foothill in good faith considers fair; any such sale may be conducted by an officer or agent of Foothill who may deliver possession of the Stock Collateral or any portion thereof so sold to the purchaser or purchasers thereof; Foothill, in its own right and free from any claim of LIVE or the Trustee or the holders of any of the securities of LIVE issued under the Indenture (other than as to the application of proceeds as set forth in Section 6 hereof) and from any right of redemption, may purchase and hold any of the Stock Collateral or any portion thereof at any such sale; and Foothill shall be authorized at any such sale, should it deem it advisable to do so, to restrict the prospective bidders or purchasers to Persons who shall have obtained all necessary authorizations and approvals of any applicable federal, state or local regulatory agency, authority or instrumentality necessary to purchase the Stock Collateral, or any portion thereof, or to conduct the business activities for which the Stock Collateral, or any portion thereof, is intended, as the successor-in-interest of LIVE or any other Obligors, or, alternatively, to condition the closing of the sale to the successful bidder or prospective purchaser upon the subsequent obtaining of all such authorizations and approvals. Foothill shall not be obligated to make any sale of the Stock Collateral or any portion thereof if it shall determine not to do so, regardless that a notice of sale of such Stock Collateral or any portion thereof may have been given. Foothill may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice be made at the time and place to which the same was so adjourned. If a sale of any of the Stock Collateral or any portion thereof is made on credit or for future delivery, the Stock Collateral or any portion thereof so sold may be retained by Foothill until the selling price is paid in full by the purchaser thereof, but Foothill shall have no liability in the event the purchaser thereof fails to take up and pay for the Stock Collateral or any portion thereof so sold. In case of any such failure, such Stock Collateral or portion thereof may be resold in such manner as Foothill deems appropriate. The Trustee hereby waives to the extent permitted by Applicable Law any claims against Foothill arising by reason of the fact that the price at which the Stock Collateral or any portion thereof may be sold at such a private sale is less than the price which might be obtained at a public sale or less than the aggregate amount of the Foothill Obligations even if Foothill accepts the first offer received and does not offer such Stock Collateral or any portion thereof to more than one offeree.

            6. Application of Proceeds of Stock Collateral. The proceeds of any sale, distribution or other realization by
(a) Foothill, or (b) the Obligors (if consented to in writing by Foothill in its sole and absolute discretion) upon the Stock Collateral shall be applied in the following order of priority:

                 (a) First, to Foothill in an amount equal to the unpaid amount of all Foothill Obligations;

                 (b) Second, to the Trustee in an amount equal to the unpaid amount of all Indenture Obligations which are then due and payable; and

                 (c) Third, any surplus then remaining shall be paid to LIVE or otherwise as any court of competent jurisdiction may direct.

            7.   Disclaimers, Etc.

                 7.1  Foothill shall have no duties or
responsibilities to the Trustee or any holder of any of the securities of LIVE issued under the Indenture except those expressly set forth in this Intercreditor Agreement, and Foothill shall not by reason of this Intercreditor Agreement or for any other reason be an agent or trustee for any of such Persons or any successor-in-interest thereto or have any fiduciary obligation to any of such Persons or any successor-in-interest thereto (including any obligation under the Trust Indenture Act of 1939, as amended). Foothill shall not be responsible to the Trustee or any holder of any of the securities of LIVE issued under the Indenture or any successor-in-interest thereto for any recitals, statements, representations or warranties contained in this Intercreditor Agreement, any of the Foothill Documents, the Indenture Documents or any other agreements or instruments executed and delivered by LIVE or any of the other Obligors, or for the authenticity, accuracy, completeness, value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the foregoing or any other document referred to or provided for therein or any Lien under any Indenture Document or the perfection or priority of any such Lien or for any failure by LIVE or any other Obligor to perform any of the Indenture Obligations.

                 7.2 Anything contained in this Intercreditor Agreement to the contrary notwithstanding, Foothill shall not be required to take any action that is in its opinion contrary to Applicable Law or any of the terms of this Intercreditor Agreement or any of the Foothill Documents, or which would in its opinion subject it or any of its directors, officers, employees, agents or counsel to liability, and Foothill shall not be required to take any action under this Intercreditor Agreement unless and until Foothill shall be indemnified to its satisfaction by the Obligors against any and all losses, costs, expenses or liabilities in connection therewith.

            8. Waiver of Disclosures. The Trustee hereby waives any duty on the part of Foothill, as agent, lender, or secured party under the Foothill Documents or this Intercreditor Agreement, to disclose to it any facts Foothill may now know or may hereafter know about any of the Obligors or their respective Affiliates or Subsidiaries or the Collateral, including, without limitation, the Stock Collateral regardless of whether Foothill (a) has reason to believe that any such facts materially increase the risk which the Trustee intends to assume by executing this Intercreditor Agreement, (b) has reason to believe that these facts are unknown to the Trustee, or (c) has a reasonable opportunity to communicate such facts to the Trustee, it being understood and agreed that the Trustee is fully responsible for being and keeping informed of the financial condition of the Obligors and their respective Subsidiaries and Affiliates and of all circumstances bearing on the risk of nonpayment or nonperformance of the Foothill Obligations.

            9. No Third Party Beneficiaries. Nothing in this Intercreditor Agreement, express or implied, is intended or shall be construed to confer upon any Person (including, without limitation, the holders of the securities of LIVE issued under the Indenture), other than the parties hereto, and their respective successors and assigns any right, remedy or claim by reason of this Intercreditor Agreement or any covenant, condition or stipulation hereof, all of which shall be for the sole and exclusive benefit of the parties hereto, and their respective successors and assigns. The Trustee shall have the sole authority to exercise any rights, remedies or claims by reason of this Intercreditor Agreement on behalf of the holders of the securities of LIVE issued under the Indenture.

            10. No Warranties. Other than the representations and warranties of the Trustee set forth in Section 2 hereof, neither Foothill nor the Trustee have made to each other, nor do they hereby or otherwise make to each other, any warranties, express or implied, nor do they assume any liabilities to each other with respect to the enforceability, validity, value or collectibility of the Stock Collateral or any portion thereof or the Obligors' title or right to transfer the Stock Collateral or any portion thereof; and, as between Foothill on the one hand, and the Trustee on the other hand, neither of them shall be liable to each other for any action, failure to act or omission, error of judgment, negligence, mistake, oversight or misconduct whatsoever by it or any of its directors, officers, employees, agents or attorneys with respect to any transaction relating to the Foothill Obligations or the Indenture Obligations or any security therefor, or for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except to the extent such liability arises from the gross negligence or willful misconduct of such Person.

            11. Foothill. Foothill shall have no obligations of any kind whatsoever to the Trustee or any of the holders of the securities of LIVE issued under the Indenture other than to make the payments contemplated by Section 6(b) hereof.

            12. Severability. In case any one or more of the provisions of this Intercreditor Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

            13. Notices. All notices and other communications provided for under this Intercreditor Agreement shall be in writing and personally delivered or mailed first class, postage prepaid, return receipt requested, and addressed as follows:

To Foothill:          FOOTHILL CAPITAL CORPORATION
                 11111 Santa Monica Boulevard
                 Suite 1500
                 Los Angeles, California 90025-3333
                 Attn.:  Business Finance Division Manager
                 Telefacsimile No. (310) 479-2690

To the Trustee:  American Stock Transfer & Trust Company
                 40 Wall Street
                 New York, New York 10005
                 Attention:  Corporate Trust Administration
                 Telefacsimile No.  (718) 331-1852

with a copy to:  American Stock Transfer & Trust Company
                 6201 Fifteenth Avenue, Third Floor
                 Brooklyn, New York 11219
                 Attention:  Herbert J. Lemmer, Esq.
                 Telefacsimile No.  (718) 331-1852

with a copy to:  LIVE Entertainment Inc.
                 15400 Sherman Way, Suite 500
                 Van Nuys, California 91406
                 Attention:  General Counsel
                 Telefacsimile No.  (818) 908-9539

with a copy to:  Sidley & Austin
                 555 West Fifth Street
                 40th Floor
                 Los Angeles, California 90013
                 Attention:  Gary J. Cohen, Esq.
                 Telefacsimile No.  (213) 896-6600

or, as to each party, at such other address as shall be designated by such parties in a written notice to the other party complying as to delivery with the terms of this Section. All such notices and communications shall be effective upon personal delivery or, if mailed, on the earlier of three business days after deposit into the United States mail, postage prepaid, return receipt requested or the actual date of delivery as shown on the return receipt.

            14. Successors and Assigns. All covenants, promises and agreements in this Intercreditor Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            15. Counterparts. This Intercreditor Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all counterparts together constituting one and the same instrument.

            16.  No Impairment of Other Rights.  Nothing in this
Intercreditor Agreement is intended or shall be construed to impair, diminish or otherwise adversely affect any other rights which Foothill or the Trustee may have or may obtain against any of the Obligors or any of their respective Subsidiaries and Affiliates.

            17. Amendments; Waiver, etc. No amendment or waiver of any provision of this Intercreditor Agreement shall be effective unless the same shall be in writing and signed by the parties hereto, and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay on the part of any party hereto in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by such party of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

            18. Headings. Headings herein are for convenience only and shall not be relied upon in interpreting or enforcing this Intercreditor Agreement.

            19. Termination. This Intercreditor Agreement shall remain in full force and effect until the Termination Date.

            20. Entire Agreement. This Intercreditor Agreement embodies the entire agreement and understanding of Foothill and the Trustee with respect to the subject matter hereof and expressly supersedes all prior oral and written agreements and understandings of the parties hereto relating to the subject matter hereof.

            21. Governing Law. This Intercreditor Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            22. Reinstatement. The provisions of this Intercreditor Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment in respect of the Foothill Obligations is rescinded or must otherwise be returned by the holder thereof in connection with any Reorganization of any Person that in any way affects the exercise by Foothill of its rights under the Foothill Documents, or otherwise, all to the end that Foothill and the Trustee shall be restored to the same position each would have occupied had the rescinded or returned payment not been made to Foothill initially. Without limiting the generality of the foregoing, to the extent that the Trustee is required by the provisions of the immediately preceding sentence to pay over to Foothill any monies which the Trustee has previously received on account of the Indenture Obligations or the Stock Collateral, the Trustee shall pay over such amounts promptly upon written demand from Foothill.

            23. Specific Performance. Foothill is hereby authorized to demand specific performance of this Intercreditor Agreement or to obtain injunctive relief without bond, at any time when the Trustee shall have failed to comply with any provisions of this Intercreditor Agreement applicable to it. The Trustee hereby irrevocably waives any defense based upon the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance of injunctive relief in any action brought therefor by Foothill.

            IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first set forth above.

                                "Foothill"

                                FOOTHILL CAPITAL CORPORATION,
                                a California corporation


                                By
                                Its


                                "Trustee"

                                American Stock Transfer & Trust
                                Company, as Trustee and Collateral
                                Trustee under the Indenture


                                By
                                Its



ACKNOWLEDGED AND AGREED TO THIS 16th DAY OF NOVEMBER, 1994:


LIVE Entertainment Inc.,
a Delaware corporation


By______________________________
Its_____________________________


LIVE Home Video Inc.,
a Delaware corporation


By______________________________
Its_____________________________


LIVE Film and Mediaworks Inc.,
a California corporation


By______________________________
Its_____________________________


LIVE Entertainment International Inc.,
a Delaware corporation


By______________________________
Its_____________________________


LIVE America Inc.,
a Delaware corporation


By______________________________
Its_____________________________


Vestron Inc.,
a Delaware corporation


By______________________________
Its_____________________________


LIVE Ventures Inc.,
a Delaware corporation


By______________________________
Its_____________________________